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                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT (this "Agreement"), dated as of June 15, 2000, by and between Worldwide Entertainment & Sports Corporation, a Delaware corporation with its principal office at 29 Northfield Avenue, West Orange, New Jersey 07052 (the "Company"), and Mr. Murray Weiss, an individual residing at 559 Lido Lane, Woodmere, New York 11598 ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to engage Employee to perform services for the Company, and any present or future parent, subsidiary or affiliate of the Company, and their successors and assigns (the "Companies"), and Employee desires to perform such services, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the representations, warranties and mutual covenants set forth herein, the parties agree as follows:

         1. Term. The Company agrees to employ Employee, and Employee agrees to serve, on the terms and conditions of this Agreement for a period commencing on the date hereof and ending on May 31, 2003, or such shorter period as may be provided for herein (this period and any extensions thereof shall be referred to as the "Term"). The Term of this Agreement shall be automatically extended (subject to earlier termination as provided herein) for successive one year periods unless at least 90 days prior to the end of the then current Term, the Company or Employee has notified the other party in writing that Employee's employment hereunder shall terminate at the end of such Term. The period during which Employee is employed hereunder is hereinafter referred to as the "Employment Period." As used herein, the term "Employment Year" shall mean a one-year period of Employee's employment hereunder commencing on each

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January 1 during the Employment Period, provided that the first Employment Year shall be the period commencing on June 15, 2000 and ending on December 31, 2000 and the final Employment Year of the Term shall end on May 31, 2003.

         2. Duties and Services. During the Employment Period, Employee shall be employed as the Executive Vice President, and shall perform the following duties:

         (A) analyze all material aspects of the Companies with an objective of determining means to improve the current financial performance of the Companies as expeditiously as possible, including making recommendations for cost-savings measures;

         (B) analyze any proposed acquisitions by any of the Companies, including proposing material terms for the purchase, analyzing the integration of any proposed acquisitions with the Companies' existing businesses and coordinating the integration of any acquired companies with the Companies' existing businesses;

         (C) coordinate with the Chief Financial Officer of the Company in the preparation of and submission of reasonable written annual financial projections and operating budgets for the Companies (the "Budget"), for review and approval of the Board of Directors of the Company;

         (D) execute contracts in the ordinary course of business of the Company, provided however, that the Employee shall not authorize any transaction or series of transactions without the approval of either the Chief Executive Officer of the Company or the Board of Directors of the Company where the maximum annual expense to be incurred by the Company exceeds $25,000;

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         (E)      such other and further responsibilities and assignments as the
                  Chief Executive Officer or the Board of Directors of the Company may require; and Employee agrees to devote all of his time and efforts to the performance of his duties under this Agreement, subject to Section 7(a)(iii) below.

         3. Compensation. (a) As full compensation for his full-time services hereunder, the Company shall pay Employee, during the Employment Period, :

         (i) base salary at the annual rate of $225,000 for the first twelve months of the Term;

         (ii) base salary at the annual rate of $250,000 for the second twelve months of the Term; and

         (iii) base salary at the annual rate of $275,000 for the third twelve months of the Term, with all base salary payable at such intervals as salaries are paid by the Company to other executives of the Company.

         (b) Signing Bonus Compensation. In addition to the salary compensation set forth in subsection (a) (i) through (iii) above, Employee shall receive a signing bonus in the amount of $75,000 (the "Signing Bonus"), payable upon execution of this Agreement. The retention by the Employee of the Signing Bonus is subject to Section 11(c) below.

         (c) In addition to the compensation set forth in subsection (a) through (d) above, the Employee shall also be eligible to receive a bonus (the "Bonus") in an amount and on a basis, to be determined by the Board of Directors of the Company in its sole discretion, provided that such Board of Directors shall consider an award of bonus compensation at least once

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

                  during each Employment Year following the expiration of the first Employment Year. All compensation hereunder (whether in the form of base salary or the Bonus), shall be subject to payroll deductions as may be necessary or customary in respect of salaried personnel of the Company.

         4. Benefits.

         (a) During the Employment Period, Employee may participate, to the extent eligible, in each insurance (including, without limitation, any life, travel and accident and medical and other health insurance), pension, disability and other employee benefit plans maintained by the Company for its senior management or employees generally in accordance with the terms thereof.

         (b) Employee shall be entitled to such number of sick days every year during the Employment Period as are generally provided from time to time by the Company to its senior management. Any unused sick days at the end of the calendar year shall not accrue or accumulate from year to year.

         (c) During the Employment Period, Employee shall be entitled to reimbursement for all reasonable travel, entertainment and other out-of-pocket expenses necessarily incurred in the performance of his duties hereunder, upon submission and approval of written statements and bills in accordance with the then regular procedures of the Company.

         (d)Subject to the approval of the Board of Directors of the Company, the Employee shall be granted an option under the Company's 1999 Stock Option Plan (the "Existing Stock Option Plan"), to purchase Three Hundred Thousand shares (300,000) of the common stock of the Company (the "Common Stock"), at an exercise price to $1.00 per share (the "First Stock Options"). The maximum number of the First Stock Options will be granted as


                                       4
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incentive stock options within the meaning of Section 422(b) of the Internal
Revenue Code of 1986, as amended which are allowable under and will be subject to and governed by all the terms of the Existing Stock Option Plan (the "First Stock Options"). The First Stock Options shall be exercisable for a period of ten years from the date hereof and shall vest quarterly throughout the Employment Period pro-rata at the rate of 25,000 of the First Stock Options per quarter commencing on the date hereof and provided that in the event of a "change in control" of the Company, any of the unvested First Stock Options shall be deemed vested. For purposes hereunder, a "change in control" of the Company shall occur or be deemed to have occurred only if any of the following events occurs: (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")(other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as the ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; (b) individuals who, as of the "Effective Date", constitute the Board (as of the Effective Date, the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the


                                       5
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Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person"(as hereinabove defined)acquired more than 50% of the combined voting power of the Company's then outstanding securities; or (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes herein, the "Effective Date" shall be deemed to be the date upon which Robert Gutkowski is elected to serve as a member of the Board of Directors of the Company.

         (e) Subject to the approval of the Board of Directors of the Company, the Employee shall be granted an option to purchase Three Hundred Thousand shares (300,000) of the common stock of the Company at an exercise price equal to $1.00 per share, exercisable for a period of ten years from the date hereof (the "Second Stock Options"). The Second Stock Options shall vest according to the following schedule:

         i. 100,000 of the Second Stock Options shall vest when the "Market Price per Share" of a share of the Common Stock equals or exceeds $3.00 per share for at least ten consecutive days, each of which is a

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                  "Trading Day". For purposes hereunder, "Market Price per
                  Share" of a share of the Common Stock shall mean, on any "Trading Day", any reported sale price for Common Stock (regular way) or, in case no such reported sale takes place on such Trading Day, the average of any bid and asked prices (regular way) for the Common Stock on such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, any sale prices of the Common Stock on such Trading Day or, if no sale is publicly reported, the average of any bid and asked quotations for the Common Stock on such Trading Day, as reported by Nasdaq or any comparable system, or, if the Common stock is not listed on Nasdaq or a comparable system, any sale price of the Common Stock on such Trading Day or, if no sale is publicly reported, the average of any bid and asked prices on such Trading Day, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose. In addition for purposes of such definition, a "Trading Day: shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on



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                  such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one `eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

         ii. 100,000 of the Second Stock Options shall vest when the Market Price Per Share of a share of Common Stock equals or exceeds $6.00 per share for ten consecutive days, each of which is a Trading Day;

         iii. 100,000 of the Second Stock Options shall vest when the Market Price Per Share of a share of Common Stock equals or exceed $9.00 per share for ten consecutive days, each of which is a Trading Day; and

                  iv. notwithstanding the foregoing conditions to vesting of the Second Stock Options set forth in subsections
                           (i) through (iii) above, in the event of a Change in Control, all of the Second Stock Options not yet vested shall be deemed vested.

         (f) The Company shall amend the Existing Stock Option Plan to increase the number of options which may be granted under the Existing Stock Option Plan to include the Second Stock Options on or before the expiration of twelve months from the date of this Agreement. The amendment to the Existing Stock Option Plan is subject to the approval of the shareholders of the Company (the "Amended Stock Option Plan"). All the terms and conditions


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of such Second Stock Options shall be governed by the Amended Stock Option Plan, except for the exercise period of such Second Stock Options which shall remain ten years.

         (g) Employee hereby acknowledges and agrees that the shares of the Company's common stock issuable upon the exercise of the First Stock Options and the Second Stock Options are not currently registered under the Securities Act of 1933, as amended (the "Act"), and such securities may not be sold, transferred, or otherwise disposed of in the absence of an effective registration statement or an exemption from registration thereunder, and that Rule 701 under the Act shall not be deemed a valid exemption from registration under the Act with respect of the resale of the Company's common stock acquired upon exercise of either the First Stock Options or the Second Stock Options. The Company agrees that on or before the expiration of twelve months from the date of this Agreement, it shall file a registration statement with the Securities and Exchange Commission on Form S-8 to register the Company's common stock underlying the First Stock Options and the Second Stock Options.

         (h) Stock Issuance. Subject to approval of the Board of Directors of the Company, the Company shall sell and Employee shall purchase from the Company 100,000 shares of common stock of the Company upon the expiration of three months from the date of this Agreement (the "Restricted Stock") at a price of $1.00 per share or an aggregate of $100,000. The Restricted Stock shall not be registered under the Securities Act of 1933, as amended (the "Act"), and such Restricted Stock may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (including, without limitation, by will or intestacy), on or before the expiration of three years from the date of issuance (the "Three Year Restriction Period"), and any attempted pledge or transfer of the Restricted Stock in violation of this Agreement shall not be recognized


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and shall be deemed void ab initio, subject to subsection (i) of this section 4 below. Such Restricted Stock shall contain the following legend:

                  "The securities represented by this certificate have been acquired for investment and have not been registered pursuant to the Securities Act of 1933 or any applicable state statutes. Such securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of without either an effective registration statement relating to such disposition or an opinion of counsel satisfactory to the Company that the securities may be so disposed without being registered."

         (i) Employee Loan. On or before three months from the date of this Agreement, and contemporaneous with the sale by the Company of the Restricted Stock, the Company shall loan the Employee the sum of $200,000 (the "Employee Loan"). The Employee Loan will not bear any interest. The Employee Loan shall be due upon the expiration of three years from the date of the making of the Employee Loan and shall be secured solely by the Restricted Stock and shall otherwise be non-recourse to the Employee. The Employee shall execute any documents requested by the Company in order for the Company to perfect a security interest in the Restricted Stock, including, but not limited to, granting the Company physical possession of the certificate evidencing the Restricted Stock and full power of attorney to dispose, transfer, sell or assign the Restricted Stock after the expiration of the Three Year Restriction Period. The Employee shall execute any documents requested by the Company in connection with the Employee Loan and the Company, acting in its sole discretion, shall be authorized to determine the date and manner to effect the sale of the Restricted Stock to repay the Employee Loan after the expiration of the Three Year Restriction Period.



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         5. Vacation. Employee shall be entitled to such number of weeks of paid vacation every year during the Employment Period as are generally provided from time to time by the Company to its senior management. The time during which vacation will be taken shall be coordinated with other senior management of the Company. Any unused vacation time at the end of a calendar year shall not accrue or accumulate from year to year and Employee shall not be entitled to compensation for unused vacation time.

         6. Representation, Warranties and Covenants of Employee. Employee represents and warrants to the Company that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of the Company hereunder and (b) Employee is under no physical or mental disability that would hinder his performance of duties under this Agreement.

         7. Non-Competition.

         (a) In view of the unique and valuable services it is expected Employee will render to the Company, and in consideration of the compensation to be received hereunder, Employee agrees (i) that he will not, during the period he is employed by the Company under this Agreement or otherwise, Participate In (as defined below) any other business or organization, whether or not such business or organization now is or shall then be competing with or of a nature similar to the business or profession of the Company or any of the Companies, and (ii) for a period of one year after he ceases to be employed by the Company under this Agreement as a result of Employee's voluntary action (not including an election pursuant to subsection 11(a)(3) or any termination by the Company of this Agreement without cause), or pursuant to subsection 11(a)(1) hereof, he will not compete with or be engaged in the same business as or Participate In any other business or organization which during such one year period competes with or is engaged in the same business as the Company or any of the Companies with respect to any product or service sold or proposed to be sold or activity engaged in or proposed to be engaged in up to the time of such cessation except that (i) in each case the provisions of this Section 7 will not be deemed breached merely because Employee owns not more than 2% of the outstanding common stock of a corporation, if, at the time of its acquisition by Employee, such stock is listed on a national securities exchange, is reported on Nasdaq, or is regularly traded in the over-the-counter market by a member of a national securities exchange or (ii) Employee is involved in some capacity with the New York Islanders professional hockey franchise in the National Hockey League, provided that such involvement will not materially interfere with the Employee's fulfillment of his responsibilities as Executive Vice President of the Company.

         As used in this Agreement, the term "Participate In" shall mean:
"directly or indirectly, for his own benefit or for, with, or through any other person, firm, or corporation, own, manage, operate, control, loan money to, or participate in the ownership, management, operation, or control of, or be connected as a director, officer, employee, partner, consultant, agent, independent contractor, or otherwise with, or acquiesce in the use of his name in."

         (b) Employee will not directly or indirectly reveal the name of, solicit or interfere with, or endeavor to entice away from the Company or any of the Companies any of its respective employees. Employee will not directly or indirectly employ any person who is an employee of the Company or any of the Companies for a period of one year after the Employee leaves the employ of the Company.

         (c) Since a breach of the provisions of this Section 7 could not adequately be compensated by money damages, the Company shall be entitled, in addition to any other right

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and remedy available to it, to an injunction restraining such breach or a threatened breach, and in either case no bond or other security shall be required in connection therewith, and Employee hereby consents to the issuance of such injunction. Employee agrees that the provisions of this Section 7 are necessary and reasonable to protect the Company or any of the Companies in the conduct of their respective businesses. If any restriction contained in this
Section 7 shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.

         8. Copyrights, Patents, Etc. Any interest in patents, patent applications, inventions, technological innovations, copyrights, copyrightable works, developments, discoveries, designs, and processes ("Such Inventions") which Employee now or hereafter during the period he is employed by the Company under this Agreement or otherwise and for one year thereafter may own, conceive of, or develop and either relating to the fields in which the Company or any of the Companies may then be engaged or contemplates being engaged or conceived of or developed utilizing the time, material, facilities, or information of the Company or any of the Companies, shall belong to the Company or any of the Companies, as the case may be. As soon as Employee owns, conceives of, or develops any Such Invention, he agrees immediately to communicate such fact in writing to the Company, and without further compensation, but at the Company's expense (except as noted in clause (a) of this Section 8), forthwith upon request of the Company, Employee shall execute all such assignments and other documents (including applications for patents, copyrights, trademarks, and assignments thereof) and take all such other action as the Company may reasonably request in order (a) to vest in the Company all Employee's right,

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title, and interest in and to Such Inventions, free and clear of liens, mortgages, security interests, pledges, charges, and encumbrances ("Liens") (Employee to take such action, at his expense as is necessary to remove all such Liens), and (b) if patentable or copyrightable, to obtain patents or copyrights (including extensions and renewals) therefor in any and all countries in such name as the Company shall determine.

         9. Confidential Information. All confidential information which Employee may now possess, may obtain during or after the Employment Period, or may create prior to the end of the period he is employed by the Company under this Agreement or otherwise relating to the business of the Company or any of the Companies shall not be published, disclosed, or made accessible by him to any other person, firm, or corporation either during or after the termination of his employment or used by him except during the Employment Period in the business and for the benefit of the Company and the Companies, in each case without prior written permission of the Company. Employee shall return all tangible evidence of such confidential information to the Company prior to or at the termination of his employment.

         10. Life Insurance. If requested by the Company, Employee shall submit to such physical examinations and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company, at its expense and for its own benefit, to obtain life insurance on the life of Employee.

         11. Termination.

         (a) Notwithstanding anything herein contained, if, prior to the end of the Employment Period:

                  (1) either (i) Employee shall be physically or mentally incapacitated or disabled (as determined by a mutually acceptable physician selected by the Board of Directors of the Company and Employee) or otherwise unable fully to discharge his duties hereunder for a period of twenty-six consecutive weeks or an aggregate of twenty-

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         six (26) weeks in any twelve (12) month period, (ii) Employee shall be convicted by, or shall have entered a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any crime involving moral turpitude, fraud, embezzlement, misappropriation, or any other felony or crime punishable by imprisonment, (iii) Employee shall commit any act of fraud, embezzlement or other act of misappropriation, (iv) Employee shall fail or refuse to perform in any material respect his duties as required hereunder or shall refuse to follow direct instructions from the Board of Directors of the Company or shall materially violate his duty of loyalty to the Company, or any of the other Companies or otherwise shall breach any term of this Agreement and fail to correct such breach within twenty (20) days after written notice of such breach, then, in each such case, the Company shall have the right to give notice of termination of Employee's services hereunder as of a date (not earlier than ten days from such notice) to be specified in such notice, and this Agreement shall terminate on the date so specified; or

                  (2) Employee shall die, then this Agreement shall terminate on the date of Employee's death; or

                  (3) Employee elects to terminate this Agreement in the event of any material breach of this Agreement by the Company including, without limitation, any significant diminution in the Employee's position, duties, responsibilities, powers, title or office and the Company shall have failed to correct such breach within twenty (20) days after written notice by the Employee of any such material breach (collectively, a "Good Reason"), then, in each such case, Employee shall have the right to give the Company notice of termination of Employee's services hereunder, as of a date (not earlier than thirty
         (30) days from such notice) to be specified in such notice, and this Agreement shall terminate on the date so specified. For the purposes of this Agreement, Employee's election to terminate his employment for Good Reason shall not be considered a voluntary act of the Employee.

         (b) Upon termination of this Agreement pursuant to subsection (a)(1)(i) or (a)(2) of this Section11, neither party shall have any further obligations hereunder except that (i) Employee (or his estate in the event of his death) shall be entitled to receive his base salary which shall not have previously been paid to the date of termination, and any Bonus for the Employment Year prior to the Employment Year in which Employee is terminated to the extent accrued but not yet paid, and (ii) both parties shall remain liable for obligations and covenants contained herein that extend beyond the Term of this Agreement.

         (c) Upon termination of this Agreement as a result of Employee's voluntary action (other than termination by Employee for Good Reason) or pursuant to subsections

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(a)(1)(ii), (a)(1)(iii) or (a)(1)(iv) of this Section 11, neither party shall have any further obligations hereunder except (i) Employee shall be entitled to receive his base salary which shall not have previously been paid to the date of termination, and any Bonus for the Employment Year prior to the Employment Year in which Employee is terminated to the extent accrued but not yet paid; provided however, that the Signing Bonus shall be deemed pro-rated during the first Employment Year and in the event that Employee's termination under this subsection occurs during the first Employment Year, then Employee shall be obligated to return the unearned portion of the Signing Bonus to the Company within 14 business days after such termination calculated by dividing the number of days remaining in the first Employment Year after termination by 365 days and multiplying the percentage obtained by 75,000 and (ii) for obligations or covenants contained herein that extend beyond the Term of this Agreement, provided.

         (d) In the event Employee's employment is terminated during the Term of this Agreement (a) pursuant to an effective election by Employee under subsection (a)(3) of this Section 11, or (b) other than by Employee's voluntary action or pursuant to subsections (a)(1) or (a)(2) of this Section 11, Employee shall be entitled to receive (i) his base salary which shall not have previously been paid to the date of termination, (ii) an amount equal to six months of his his base salary for the Employment Year during which his employment with the Company was terminated, which amounts shall be payable in accordance with the Company's normal payroll practices then in effect, (iii) any Bonus for the Employment Year prior to the Employment Year in which Employee is terminated, to the extent accrued but not yet paid, and any Bonus for the Employment Year in which Employee is terminated to the extent the Employee was awarded a Bonus by the Board of Directors; (iv) the First Stock Options and the Second Stock Options

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which would have otherwise vested during the six months after the date of termination of Employee shall be deemed vested; and (v) any benefits then vested under any benefit plans and otherwise payable in accordance with the provisions of the applicable benefit plan and applicable laws. In the event Employee's employment is terminated during the Term of this Agreement (a) pursuant to an effective election by Employee under subsection (a)(3) of this
Section 11, or (b) other than by Employee's voluntary action or pursuant to subsections (a)(1) or (a)(2) of this Section 11, this subsection (d) of this
Section 11 will apply in place of any Company severance policies that might otherwise be applicable, and the Company will have no obligation to make any payments to Employee except those expressly set forth in this subsection (d) of this Section 11.

         12. Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive Employee's termination of employment.

         13. Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         14. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 14). Notice to the estate of Employee shall be sufficient if addressed to Employee as provided in this
Section 14. Any notice or other communication given by certified mail (or such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Copies of any notice given to Employee shall also be given to Robert Solomon, Esq., Frankfurt Garbus Klein & Selz, 488 Madison Avenue, New York, New York 10022. Copies of any notice given to the Company shall also be given to Howard Jacobs, Esq., Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022.

         15. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.


         16. Binding Effect. Employee's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Employee's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Employee and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors and assigns.

         17. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 16).

         18. Headings. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.



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

         19. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                           WORLDWIDE ENTERTAINMENT &
                                           SPORTS COPORATION


                                           By:
                                           -----------------------------------
                                               Name:
                                               Title:

                                           MR. MURRAY WEISS


                                           -----------------------------------



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